                                                                    EXHIBIT 10.3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
  THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                THEIR RESPECTIVE COMPANIES

               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the "Master Agreement") is entered into as of this 28th day of May, 1997, between CSG Systems, Inc., a Delaware corporation with offices at 2525 North 11 7th Avenue, Omaha, Nebraska 68164 ("CSG"), and 21st Century Cable TV, Inc., a Illinois corporation with offices at 350 North Orleans, Suite 600, Chicago, Illinois 60654, (the "Customer"). CSG and Customer agree as follows:

Subject to the terms and conditions of this Master Agreement Customer hereby agrees to purchase and/or license from CSG its subscriber management system solution utilizing the CSG services and products which am identified, provided and/or licensed as set forth in the attached Schedules which are hereby incorporated into and made a part of this Master Agreement by this reference, including, but not necessarily limited to:

       Schedule A - CSG's ***.
       ----------

       Schedule B - CSG ***.
       ----------

       Schedule C - CSG 's ***.
       ----------

       Schedule G - CSG's***.
       ----------

       Schedule I - ***.
       -----------

       Schedule K - ***.
       -----------

The *** subsequently provided in an executed Schedule attached to this Master Agreement am collectively referred to in this Master Agreement as the "Services". CSG's ***, and any other CSG product subsequently licensed to Customer in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Products".

                         GENERAL TERMS AND CONDITIONS

1. FEES AND EXPENSES. The Products and Services will be provided for the fees set forth on Schedule F. Customer shall also reimburse CSG for ***, incurred by
             ----------
CSG in connection with CSG's performance of its obligations under this Master Agreement.

2. INVOICES. Unless otherwise provided herein, Customer shall pay amounts due hereunder within thirty (30) days after receipt of invoice therefor. Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of one and one-half percent (1 1/2%) per month or the maximum rate allowed by applicable law.

3. TAXES. All amounts payable by Customer to CSG under this Master Agreement are exclusive of any applicable value added, use, sales, service, property or other taxes, tariffs or contributions that may be assessable in connection with this Agreement. Customer will pay any applicable value added, use, sales, service, property or other taxes, tariffs or contributions, in addition to the amount due and payable. Customer will promptly furnish CSG with the official receipt of payment of these taxes to the appropriate taxing authority.

4. ADJUSTMENT TO FEES. CSG shall not adjust any of the fees specified in Schedule F or otherwise specified in Schedules hereto prior to the *** of the
----------
Effective Date (as defined below in Section 16). Thereafter, CSG may from time to time by giving Customer at least *** prior written notice thereof, adjust any or all such fees; provided, however, that the amount of all such increases during any *** shall not on the average exceed *** percent of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100, during the prior calendar year as published by the U.S. Department of Labor or any successor index.

5. SHIPMENT. CSG will ship the Products, any Incorporated Third Party Software, and any other third party software from its distribution center, subject to delays beyond CSG's control. CSG will select the method of shipment via tape or by electronic file transfer for

___________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Customer's account. The license granted to the Products as set forth in the Schedule(s) commences upon CSG's delivery of the Products to the carrier for shipment to Customer. Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG's expense, any Products that are lost or damaged while in route to Customer.

6. EQUIPMENT PURCHASE. Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment and routers (the "Required Equipment") that are necessary at Customer's place of business in order for Customer to utilize the Services and the Products as defined in this Master Agreement Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment At Customer's request and subject to the terms and conditions of Schedule B. CSG will consult
                                                   ----------
with, assist and advise Customer regarding Customer's discharge of its responsibilities with respect to the Required Equipment and CSG will obtain for Customer any Required Equipment at CSG's then-current prices and on terms and conditions set forth in a separately executed purchase agreement

7.  PRODUCTS WARRANTEES AND REMEDIES.

(a) Limited Warranty.  Except as provided in Section 9 and 10, CSG warrants that
    ----------------
(i) the Products will conform to CSG's published specifications in effect on the date of delivery and (ii) the Products will perform in a certified "Designated Environment' (as defined in the applicable Schedules attached hereto)
                                           ---------
substantially as described in the accompanying Documentation for a period of ninety (90) days after the date of delivery (the "Warranty Period"). Notwithstanding the foregoing, if Customer modifies VantagePoint by altering any of the source code provided by CSG, this limited warranty will be void as it relates to VantagePoint. Except as set forth in Schedule H CSG provides all
                                                ----------
third party software, including the "Incorporated Third Party Software" (as defined below in Section 8), AS IS. Customer acknowledges that (i) the Products and the Incorporated Third Party Software may not satisfy all of Customer's requirements and (ii) the use of the Products and the Incorporated Third Party Software may not be uninterrupted or error-free. Customer further acknowledges that (i) the fees set forth in Schedule F and other charges contemplated under this Master Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Section and Sections 9, 10, 13, 14, and 15 and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

(b) Remedies. In case of breach of warranty or any other duty related to the quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product was not
                   --------
usable. Customer acknowledges that this Subsection 7(b) sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Products. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE "LIMITATION OF REMEDIES" SET FORTH BELOW IN
SECTION 14.

8. INCORPORATED THIRD PARTY SOFTWARE OR THIRD PARTY RIGHTS. Customer acknowledges that the Products incorporate certain third party computer programs and documentation (the "Incorporated Third Party Software") and/or the Products are licensed and the Services are offered under certain third party patent, copyright or other rights (the "Third Party Rights"), which are subject to the additional or alternative terms and conditions set forth in Schedule H. as
                                                            ----------
applicable (the "Incorporated Licenses"). In case of any conflict between this Master Agreement and the Incorporated Licenses, the terms of the Incorporated Licenses will prevail with respect to the Incorporated Third Party Software or the Third Party Right Customer will be responsible for paying any fees for the Incorporated Third Party Software that may be due in connection with this Master Agreement CSG will be responsible for paying any fees for the Third Party Rights that may be due in connection with this Master Agreement. Customer will execute the additional documents that such vendors may require to enable CSG to deliver the Incorporated Third Party Software to Customer. Except as otherwise provided in Schedule H. CSG makes no warranty and provides no indemnity with respect to
   ----------
the Incorporated Third Party Software or the Third Party Rights.

9. OTHER THIRD PARTY SOFTWARE. Customer acknowledges that CSG will deliver the System together with certain third party software other than Incorporated Third Party Software, and that Customer's rights and obligations with respect to such other third party software are subject to the license terms accompanying the specific item of third party software. CSG is not a party to any license between Customer and any licensor of such third party software, and CSG makes no warranty and provides no indemnity with respect thereto.

10. TECHNICAL SERVICES WARRANTY. CSG represents and warrants that (i) CSG will perform the Technical Services in a good workmanlike manner and (ii) the Deliverables as defined in Schedule B will substantially conform to the applicable specifications set forth in any executed Statement of Work attached to Schedule B for a period of ninety days after the date of completion of the Deliverables as set forth on the applicable Statement of Work. In case of breach of this Technical Services' warranty or any other legal duty to Customer for the Technical Services, CSG's exclusive liability, and Customer's exclusive remedy, will be to obtain (i) the reperformance of the Technical Service or the correction or replacement of the Deliverable or (ii) if CSG determines that such remedies are not practicable, a refund of the Project Fees (as defined in Schedule B) allocable to such Technical Service or Deliverable. ALL OTHER WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT), ARE HEREBY DISCLAIMED.

11. *** CSG will offer Customer the option to migrate to the *** , if and when available, during the term of this Master Agreement. The cost of *** (exclusive of client hardware, software, communication lines, migration, and implementation costs) will be based on CSG's then current price or at a mutually agreeable price to be determined upon acceptance of this option.

12.  INDEMNITY.
(a)  Indemnity.  Except as provided in Exhibit C- I or in the case of any claim
     ---------
arising from or in connection with the Third Party Rights specified in Exhibit K if an action is brought against Customer claiming that the Products infringe a patent or copyright within the jurisdiction where the "Designated Environment' (as defined in the applicable Schedules, attached hereto) is situated (the
                              ---------
"Territory'), CSG. will defend Customer at CSG's expense and, subject to this Section and Section 15, pay the damages and costs finally awarded against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Customer takes no action that, in CSG's judgment, is contrary to CSG's interest

(b)  Alternative Remedy.  If a claim described in Section 12(a.) may be or has
     ------------------
been asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line authorization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(c)  Limitation.  CSG shall have no indemnity obligation- to Customer under this
Section if the patent or copyright infringement claim results from (i) a correction or modification of the Product not provided by CSG, (ii) the failure to promptly install an Update or Enhancement provided by CSG (as defined in the applicable Schedules, attached hereto) or (iii) the combination of the Product
           -------------------
with other items not provided by CSG.

13. PAY-PER-VIEW LIABILITY. Notwithstanding anything to the contrary herein, CSG's total liability with respect to each pay-per-view event for any and all claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG's processing of pay-per-view information shall be limited to the amount of fees actually received by CSG from Customer applicable to such pay-per-view processing services related to the specific event giving rise to such liability.

14. LIMITATION OF REMEDIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS MASTER AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OTHER THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM PRIOR ORAL OR WRITTEN STATE S BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES THAT THE PRODUCTS AND SERVICES BEING PROVIDED AS AGREED TO HEREIN ENTAIL THE LIKELIHOOD OF SOME HUMAN AND MACHINE ERRORS, OMISSIONS, DELAYS AND LOSSES, INCLUDING, BUT NOT LIMITED TO, INADVERTENT MUTILATION OF DOCUMENTS AND LOSS OF DATA, WHICH MAY GIVE RISE TO LOSS OR DAMAGE. CUSTOMER AGREES THAT CSG SHALL NOT BE LIABLE DUE TO SUCH ERRORS, OMISSIONS, DELAYS AND LOSSES UNLESS CAUSED BY CSG'S GROSS NEGLIGENCE OR WILLFUL AND INTENTIONAL MISCONDUCT.

15. NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES WILL CSG OR ITS RELATED PERSONS BE LIABLE TO CUSTOMER OR CSG'S LICENSORS BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, THE INCORPORATED PARTY SOFTWARE, OR OTHER THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG OR ITS LICENSORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC ITEM OR SERVICE THAT DIRECTLY CAUSED THE DAMAGE. DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

__________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

16. TERM. This Master Agreement shall be effective on the date of execution and acceptance by CSG (the "Effective Date"). Unless terminated pursuant to Section 17, this Master Agreement shall continue for a period of *** from the Effective Date (the 'Initial Term") and *** unless either party gives the other party at least *** prior written notice of such party's intent not to extend, but in any case the term of this Master Agreement shall extend for the term of any license granted under an executed Schedule hereto. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Sections 17 of this Master Agreement.

17. TERMINATION. This Master Agreement or any one or more of the Schedules attached hereto may be terminated for cause as follows:

    (a) If either party materially or repeatedly defaults in the performance of their respective obligations hem-under, except for Customer's obligation to pay fees, and fails either to substantially cure such default within thirty (30) days after receiving written notice specifying the default or, for those defaults which cannot reasonably be cured within thirty (30) days, promptly commence curing such default and thereafter proceed with all due diligence to substantially cure such default then the party not in default may, by giving written notice to the defaulting party, terminate this Master Agreement or any one or more of its Schedules as of a date specified in such notice of termination.

    (b) If Customer fails to pay when due any amounts owed hereunder, then CSG may, by giving written notice thereof to Customer, terminate this Master Agreement or at CSG's option, CSG may terminate any one or more of the Schedules attached hereto, as of a date specified in such notice of termination.

    (c) In the event that either party hereto becomes or is declared insolvent or bankrupt is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it makes an assignment for the benefit of all or substantially all of its. creditors, or esters into an agreement for the composition, on or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Master Agreement as of the date specified in such notice of termination.

    (d) If Customer or any of Customer's employees or consultants breach any term or condition of any Schedule attached hereto for the license of software or products distributed by or through CSG, including the Incorporated Third Party Software, CSG may, at CSG's option, the Master Agreement or any one or more of the Schedules attached hereto upon 30 days advance written notice and without judicial or administrative resolution.

Upon the termination of the Master Agreement or any one or more of the Schedules attached hereto, for any reason, all rights granted to Customer under this Master Agreement or the terminated Schedule(s) will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer's other computer systems, storage media and other files; (ii) destroy the Products and all copies thereof, (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and
(iv) pay to CSG all fees that are due pursuant to this Master Agreement Notwithstanding the foregoing, if only one or more of the Schedules are terminated, Customer must comply with the requirements of this paragraph only with respect to the specific Products set forth in the terminated Schedule(s).

18. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Master Agreement or termination of Schedule A by either party for any reason,
                                   -----------
CSG will provide Customer, reasonable termination assistance for up to ninety
(90) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG's then standard rates unless CSG has materially defaulted under the terms of this Master Agreement. If this Master Agreement expires or is terminated earlier by CSG, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG's obligation to provide termination assistance to Customer during that month, an amount equal to CSG's reasonable estimate of the total amount payable to CSG for such termination assistance for that month.

19. CONFIDENTIALITY.

(a) Definition. Customer and CSG will provide to each other or will come into possession information relating to each other's business, CSG's Products and Services and the Incorporated Third Party Software which is considered confidential (the "Confidential Information"). Customer acknowledges that confidentiality restrictions are imposed by CSG's licensors or vendors. Confidential Information shall include, without limitation, all of Customer's and CSG's trade secrets, and all know-how, design, invention, plan or process and Customer's data and information relating to Customers and CSG's respective business operations, services, products, research and development, CSG's vendors'

_______________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

or licensors' information and products, and all other information that is marked "confidential" or "proprietary" prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b) Restrictions. Each party shall use its reasonable best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Master Agreement ***. Customer will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c) Disclosure. Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party;
(ii) is independently developed by the receiving party; or (iii) is received from a third parry who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d) Limited Access.  Each party shall limit the use and access of Confidential
    --------------
Information to such party's bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and nondisclosure restrictions applicable to the products and documentation under this Master Agreement. If requested, receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

20. SURVIVAL. Termination of this Master Agreement shall not impair either party's then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Master Agreement to the contrary, the terms and conditions of Sections 7, 8, 9, 10, 13, 14, 15, 17, 18, 19, 20, 23, and 30 shall survive the termination of this Master Agreement

21. ***

22. NATURE OF RELATIONSHIP. CSG, in furnishing Services and licensing Products to Customer hereunder, is acting only as an independent contractor. CSG does not undertake by this Master Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Master Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

23. OWNERSHIP. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the "Deliverables" as defined under Schedule B, the Incorporated Third Party Software and other
                 ----------
third party software (collectively the "Software Products") are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG's or its licensor's proprietary rights or acquire any right in the Software Products, except the limited use rights specified in the Schedules to this Master Agreement. CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof Customer will obtain, at CSG's request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG's or its licensor's name.

24. RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at FAR
227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c) CSG Systems, Inc., 2525 North 117th Street, Omaha, Nebraska 68164.

_________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

25. INSPECTION. During the term of this Master Agreement and for *** CSG or its representative may, upon prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this Master Agreement While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Master Agreement.

26. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Master Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued amounts due to CSG through any available lawful means acceptable to CSG.

27. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Master Agreement or any of its rights or obligations hereunder without the other party's prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Master Agreement, upon notice to Customer, to a related or unrelated person in connection with a sale, on of CSG's business, in whole or in part, and Customer hereby consents to such acquisition, consolidation or other assignment in advance.

28. NOTICES. Any notice or approval required or permitted under this Master Agreement will be given in writing and will be sent by telefax, courier or mail postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

          If to Customer:                         If to CSG:
          21st Century Cable TV, Inc.             CSG Systems Inc.
          350 North Orleans, Suite 600            2525 N. 11 7th Ave.
          Chicago, Illinois 60654                 Omaha, NE 68164
          Tel: (312)470-2100 Fax: (312 470-2111   Tel: (402) 431-7000 Fax: (402)
                                                        431-7278
          Attn: Richard Wiegand-Moss              Attn: President and copy to
                Chief Operating Officer                 Corporate Counsel

29. ARBITRATION.
(a) General.  Any controversy or claim arising out of or relating to this
    -------
Master Agreement or the existence, validity, breach or termination thereof, whether during or after its term, will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA'), as modified or supplemented under this Section.

(b) Proceeding.  To initiate arbitration, either party will file the
    ----------
appropriate notice at the Regional Office of the AAA in Omaha, Nebraska. The arbitration proceeding will take place in Omaha, Nebraska. The parties will in good faith agree on a sole arbitrator. If the parties are unable to agree on an arbitrator, the arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The parties expressly agree that the arbitrators will be empowered to, at either party's request, grant injunctive relief.

(c) Award.  The arbitral award will be the exclusive remedy of the parties for
    -----
all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deduction or offset and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

(d) Legal Actions.  Nothing in this Section will prevent either party from
    -------------
seeking interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section will prevent CSG from filing any debt collection action against Customer in the local courts.

____________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

30. MISCELLANEOUS. All notices or approvals required or permitted under this Master Agreement must be given in writing. Any waiver or modification of this Master Agreement will not be effective unless executed in writing and signed by CSG. This Master Agreement will bind Customer's successors-in-interest. This Master Agreement will be governed by and interpreted in accordance with the laws of Nebraska, U.S.A., to the exclusion of its conflict of laws provisions. If any provision of this Master Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Master Agreement unless CSG in good faith deems the unenforceable provision to be essential in which case CSG may terminate this Master Agreement effective immediately upon notice to Customer. This Master Agreement together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Master Agreement constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.

    THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the parties have executed this Master Agreement the day and year first above written.

CSG Systems, Inc. ("CSG")               21ST CENTURY CABLE TV, INC. ("Customer")


By:    /s/ George F. Haddix             By:   /s/ Richard Wiegand-Moss
    -----------------------------          ------------------------------
Name: George F. Haddix                  Name:     Richard Wiegand-Moss
      ---------------------------            ----------------------------
Title: President                        Title: Chief Operating Officer
       --------------------------             ---------------------------

                                  SCHEDULE A

                        CCS SUBSCRIBER BILLING SERVICES

1. CCS SERVICES. Subject to the terms and conditions of the Master Agreement and for the fees described in Schedule F, ***. The CCS Services will provide
                              ----------
Customer *** as more specifically described in the user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the "Documentation"). Customer's personnel shall ***. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification from time to time.

2. COMMUNICATIONS SERVICES AND FEES. CSG shall provide, at Customer's expense, ***. Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the *** in accordance with the fees described in Schedule F attached hereto.
                  ----------

3. IMPLEMENTATION/CONVERSION SERVICES AND FEES. CSG shall provide services as described on Exhibit A-2 attached hereto in connection with Customer's conversion of each System Site and for those added by mutual agreement of the parties to CSG's data processing system subsequent to the execution of this Master Agreement (the "Implementation/Conversion Services'). For System Sites added to Exhibit A- I subsequent to the Effective Date of the Master Agreement, Customer shall pay CSG the fees set forth in Schedule F for the performance of
                                             -----------
the Implementation/Conversion Services.

4. DECONVERSION SERVICES AND FEES. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the "Disposed Site(s)"), Customer agrees to pay CSG *** which amounts shall be due and ***. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Master Agreement shall have been paid in full.

5. OPTIONAL AND ANCILLARY SERVICES. At Customer's request, CSG shall provide optional and ancillary services, including but not limited to any described on Schedule F at CSG's then-current prices, or as may otherwise be set forth in Schedule F. and where applicable on the terms and conditions set forth in
----------
separately executed Schedules to the Master Agreement.

6. CUSTOMER INFORMATION. Any original documents, data and files provided to CSG hereunder by Customer ('Customer Data") are and shall remain Customer's property, and upon termination of this Master Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG's then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Master Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to Schedule A termination), House Master File, Any other related data or files held by CSG on behalf of Customer.

7. PROCESSING MINIMUM. If at any time the fees and charges for the CCS Services incurred as computed pursuant to Schedule F are less than a minimum of *** in processing fees *** (the "Minimum"), Customer agrees to pay the Minimum for each System Site.

8. DISCONTINUANCE FEE. CSG has determined the fees for the CCS Services hereunder based upon certain assumed volumes of processing activity for the System Sites and the length of the term of this Schedule A- Customer acknowledges that, without the certainty of revenue promised by the commitments set forth in this Master Agreement, CSG would have been unwilling to provide the CCS Services at the fees set forth in Schedule F. Because of the difficulty in ascertaining CSG's actual damages for a termination or other breach of this Master Agreement or Schedule A by Customer resulting in a termination of this
                    --------
Master Agreement or Schedule A before the expiration of the then-current term with respect to one or more System Sites, Customer agrees that prior to such termination and in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to ***. If this Schedule A is terminated with respect to less
                                 --------------
than all of the System Sites, the ***. Customer acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Schedule A.
                              ----------

9. Term. The first day of the calendar month in which the CCS Services commence shall be referred to as the "Commencement Date." The CCS Services shall continue from the Commencement Date for a period of ***.

___________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Agreed and accepted this ____ day of _________, 1997, by:

CSG SYSTEMS, INC. ("CSG")              21ST CENTURY CABLE TV, INC. ("Customer")

By:     /s/ George F. Haddix           By:  /s/ Richard Wiegand-Moss
    ------------------------------        -------------------------------------

                                  EXHIBIT A-1

SYSTEMS SITES                                    ESTIMATED IMPLEMENTATION
                                                 CONVERSION DATE

Chicago, Illinois

                                  EXHIBIT A-2
                       CCS Implementation and Conversion

                                      ***

_________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE B

                     CSG TECHNICAL AND CONSULTING SERVICES
                     -------------------------------------

1. GENERAL. Subject to the terms and conditions of the Master Agreement and for the fees and expenses described below, Customer hereby hires CSG, and CSG hereby agrees, to provide the design, development and/or other consulting services described in the statement of Works contemplated under Section 2, which may include services by *** to Customer as its independent contractor.

2.  TECHNICAL SERVICES.
(a) Reasonable Efforts.  CSG will use its reasonable commercial efforts to
    ----------
perform all Technical Services in a timely and professional manner satisfactory to Customer and in accordance with the applicable Statement of Work. (b) Projects Schedules. CSG and Customer will execute a schedule substantially
------------------
similar to Exhibit B-1 (the "Statement of Work") for each design, development and/or other consulting service that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statement of Works will form an integral part of this Schedule B.
     ----------
(c) Location and Access.  CSG may perform the Technical Services at Customer's
    ------------
premises, CSG's premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer's premises, personnel and computer equipment for the purposes of performing the Technical Services at, Customer's premises.
(d)Insurance. CSG will be solely responsible for obtaining and maintaining appropriate insurance coverage for its activities under this Schedule B,
                                                             ----------
including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3.  CONSIDERATION.
(a) Project Fees.  In consideration for performing the Technical Services,
    ------------
Customer will pay CSG the fee that may be contemplated under the Statement of Works (the "Project Fees").
(b) Reimbursable Expenses Unless otherwise contemplated under the Statement of
    ---------------------
Work, Customer will ***.
(c) Payment.  Customer will pay the Project Fees to CSG according to the
    -------
applicable terms set forth in the Statement of Work. Unless otherwise contemplated in the Statement of Work, Customer will pay CSG the Reimbursable Expenses within *** after the receipt of CSGs invoice and supporting receipts.
***.

4. CSG RIGHTS. Customer acknowledges that all patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Schedule B (the 'Deliverables"), including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. During and after the term of this Schedule B. CSG and Customer will execute the instruments that may
             ----------
be appropriate or n to give full legal effect to this Section 4.

5. DELIVERY OF ITEMS. Upon the expiration or termination of this Schedule B for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, and CSG will deliver to Customer all notebooks, documentation and other items that contain, in whole or in part any Confidential Information that Customer disclosed to CSG in performance of the Technical Services under this Schedule B.
                              ----------

6. TERM. The term of this Schedule B shall be for a period of ***, but in any case will extend for the term of any executed Statement of Work.

Agreed and accepted this 28th day of May, 1997, by:

CSG SYSTEMS, INC. ("CSG")             21ST CENTURY CABLE TV, INC. (Customer")

By:  /s/ George F. Haddix             By:   /s/ Richard Wiegand-Moss
   ----------------------------          ------------------------------------

EXHIBIT B-1.........SAMPLE STATEMENT OF WORK

_______________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT B-1

                        STATEMENT OF WORK (sample form)

THIS STATEMENT OF WORK is made as of   1997, between CSG Systems, Inc. ('CSG"),
and 21st Century Cable TV, Inc. ("Customer"), pursuant to Schedule B of the Master Agreement that CSG and Customer executed as of _________________, 1997, and of which this Statement of Work forms an integral part.

OBJECTIVE:
----------

PROCEDURES:
-----------

TIMETABLE:     Commencement Date: ____________________
----------
               Completion Date: ______________________

DELIVERABLES:
-------------

PROJECT FEES AND PAYMENT TERMS:
-------------------------------

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CSG SYSTEMS, INC. ("CSG")             21ST CENTURY CABLE TV, INC. ("Customer")

By: _____________________________     By: ____________________________________

Name: ___________________________     Name: __________________________________

Tide: ___________________________     Title: _________________________________

Date: ___________________________     Date: __________________________________

                                  SCHEDULE C

                         CCS PRODUCTS SOFTWARE LICENSE
                         -----------------------------

                                      ***


CSG SYSTEMS, INC. ("CSG")              21ST CENTURY CABLE TV, INC. ("Customer")


By:   /s/ George F. Haddix             By: /s/ Richard Wiegand-Moss
   ----------------------------           -------------------------------------

EXHIBIT C-I   PRODUCT SCHEDULE
EXHIBIT C-2   DESIGNATED ENVIRONMENT
EXHIBIT C-3   INSTALLATION, MAINTENANCE AND SUPPORT

____________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT C-1

                                      ***

___________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT C-2

                                      ***

______________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                           EXHIBIT C-3 (page 1 of 3)

                                      ***

________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE F
                                 FEE SCHEDULE
                                 ------------

                                      ***

__________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE G

                                      ***


1. SERVICES. Subject to the terms and conditions of the Master Agreement CSG will provide to Customer, and Customer will purchase from CSG, *** set forth in this Schedule G for ***.
     ----------

2. POSTAGE. CSG agrees to *** ("Subscriber Statements"), ***. Customer shall *** incurred in the performance of the *** by CSG on behalf of Customer.

3.  COMMUNICATIONS SERVICES.  CSG shall provide, at Customer's expense, ***.

4. ANCILLARY SERVICES. At Customer's request, CSG shall provide the ancillary services described in Schedule F attached hereto (the "Ancillary Services") at
                      ----------
the rates described in Schedule F.
                    -------------

5. ***. Presentation Services. If during the original term of the Master Agreement, Customer provides written notice to CSG of its intent to utilize *** "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing *** and performing its other obligations pursuant to this Agreement. "CSG Intellectual Property" means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and mailing ***.

(a)  Development and Production of ***.  CSG will perform the design,
     ---------------------------------
development and programming services related to design and use of the ***(the "Work") and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon *** Work Order (the "Work Order") after the effective date set forth on the Work Order. The ***. Except with respect to Customer's Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSGs billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce *** for Customer.

(b)  Supplies.  CSG will suggest and Customer will select the type and quality
     --------
of the paper stock, carrier envelopes and remittance envelopes for the *** (the "Supplies"). CSG shall purchase Customer's requirements of Supplies necessary for production and mailing of the***. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.
         ----------

(c)  License of Customer's Intellectual Property.  Customer licenses to CSG to
     -------------------------------------------
use all of Customer's Intellectual Property necessary to design, produce and mail the *** and perform CSG's other rights and obligations pursuant to Section 5(a) of this Schedule G, including, but not limited to, the Intellectual Property listed in the Work Order. CSG shall have the right by notice to Customer to cease use of any of Customer's Intellectual Property on *** at any time. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG's use of Customer's Intellectual Property on the *** will not constitute a misuse or infringement of the Customer's Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG.

(d)  Indemnification Relating to ***.  Customer shall indemnify, defend and hold
     -------------------------------
CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under this Section 5, Customer's Intellectual Property, the Work Product, and the printing and mailing of ***, except for those arising out of CSG Intellectual Property.

6. PER CYCLE MINIMUM. As of the Commencement Date as defined in Section 9 below, for each month that this Agreement is in effect, Customer will maintain per each billing cycle a minimum of *** on the CSG System. Per System Site, Customer will have a minimum of ***.

_______________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

7. Discontinuance Fee. CSG has determined the fees for the CCS Services hereunder based upon certain assumed volumes of processing activity for the System Sites and the length of the term of this Schedule A. Customer
                                                ----------
acknowledges that, without the certainty of revenue promised by the commitments set forth in this Master Agreement CSG would have been unwilling to provide the CCS Services at the fees set forth in Schedule F. Because of the difficulty in ascertaining CSG's actual damages for a termination or other breach of this Master Agreement or Schedule A by Customer resulting in a termination of this
                    --------
Master Agreement or Schedule A before the expiration of the then-current term with respect to one or more System Sites, Customer agrees that prior to such termination and in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to ***. If this Schedule A is terminated with respect to less
                                 ----------
than all of the System Sites, ***. Customer acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Schedule A.
                     ----------

8. DEPOSIT. At least seven (7) days prior to the Commencement Date of the *** set forth in Section 9 below, Customer shall pay CSG a security deposit (the "Deposit") for the payment of the expenses described in Sections 2 and 3 of this
                                                                            ----
Schedule G (the "Disbursements").  The Deposit will equal the estimated amount
----------
of Disbursements for *** as determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within thirty (30) days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. If Customer fails to pay the additional amount requested within such 30-day period, CSG may terminate this Master Agreement as provided for in Section 17. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive months. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid during the term of this Agreement, and Customer agrees to replenish any such Deposit amount as set forth above. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Master Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

9. TERM. The first day of the calendar month in which the *** commence shall be referred to as the Commencement Date." The *** shall continue for a period of *** from the Commencement Date.

Agreed and accepted this ____ day of  ______, 1997, by:

CSG SYSTEMS, INC. ("CSG")               21ST CENTURY CABLE TV, INC. ('Customer")

By:    /s/ George F. Haddix             By:   /s/ Richard Wiegand-Moss
   ------------------------------          -----------------------------

_______________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit G-1
                                  -----------
                                 System Sites


Chicago, Illinois

                                  SCHEDULE H

                INCORPORATED THIRD PARTY SOFTWARE AND LICENSES
                                      AND
                              THIRD PARTY RIGHTS

                        ADDITIONAL TERMS AND CONDITIONS


A. INCORPORATED THIRD PARTY SOFTWARE
------------------------------------
The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Agreement but solely with respect to the identified item of Incorporated Third Party Software.

There is no Incorporated Third Party Software in the CCS Products.

B. THIRD PARTY RIGHTS
---------------------

The following terms and conditions supplement, and where in conflict supersede the terms and conditions contained in the Master Agreement and any Schedule, but solely with respect to the Third Party Rights described below.

CSG may provide Customer with Products, Incorporated Third Party Software and Services subject to patent or copyright licenses that third parties, including ***. Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, Incorporated Third Party Software and Services, as provided by CSG, in the cable system operator industry. Any modification of or addition to the Products, Incorporated Third Party Software or Services or combination with other software, hardware or services not made or provided by CSG is not licensed under the Third Party Rights, expressly or implicitly, and may subject Customer and any third party supplier or service provider to an infringement claim. *** other than through the authorized use of the Products, Incorporated Third Party Software or Services as provided by CSG.

Agreed and accepted this _____ day of _______________1997, by:

CSG SYSTEMS, INC. (-CSG")               21ST CENTURY CABLE TV, INC. ("Customer")

By:  /s/ George F. Haddix               By:  /s/ Richard Wiegand-Moss
    ---------------------------            -------------------------------------

_____________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                   SCHEDULE I

                                     ***

1. ***. Subject to the terms and conditions of the Master Agreement for the term set forth in Section 10 below and for the fees set forth in Schedule F,
                                                                 ----------
subsequent to the Effective Date of the Master Agreement once Customer provides CSG with written notice of its desire to obtain the ***

2. ADDITIONAL SERVICES. In the event Customer desires for CSG to provide other services in addition to the Basic Services set forth in Section 1, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (die "Additional Services").
The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to , this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Schedule 1.
                     ----------

3.  ***

4.  SUBSCRIBER AUTHORIZATION.  Customer shall obtain from each Subscriber ***.

5. REVIEW OF REPORTS. To maintain system integrity, Customer will inspect and review all reports and output created from information transferred or delivered by CSG and reject all incorrect reports within ***. Failure to timely reject any report or output shall constitute acceptance thereof, and Customer shall be deemed to have waived its rights and assumed all risks with respect thereto.

6. COMPLIANCE WITH LAWS. Customer will comply in all material respects with all federal state or local km and regulations pertaining to electronic payment processing. In the event of clear evidence of significant fraudulent activity by Customer, the Basic Services and any Additional Services will be discontinued immediately and any funds on the way to Customer will be impounded immediately.

7. COLLECTION DATA. Customer shall update subscriber account balance information to provide necessary data for the Basic Services and any Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

8. SETTLEMENT OF RETURNS. Customer is ultimately responsible (a) for adequately funding the reserve account when using the weekly or monthly settlement process as described in Schedule A herein, and (b) when using the daily settlement process as described in Exhibit 1-1 herein, to cover on a daily basis all return debits incurred by Vendor (as defined in Exhibit I-1) and in the event collections have ceased, Customer shall be obligated to pay within ten (10) days any unfunded return amounts not funded to cover all remaining return debits.

9. INDEMNIFICATION BY CUSTOMER. Customer shall indemnify. defend and hold CSG, its Vendors (as defined in Exhibit 1-1), shareholders, directors, officers and employees harmless from any and all third party claims, losses, actions, suits, proceedings or judgments, including, without limitation, costs and reasonable attorneys' fees, incurred by or assessed against CSG resulting, in whole or in part, from (i) any and all acts or omissions of Customer, its officers, directors, shareholders, employees and agents, (ii) any action or failure to act by CSG in reliance on any Customer instruction, approval, election, decision, action, inaction, omission or nonperformance relating to the Services, or (iii) any information or data provided to CSG by Customer, provided, however, Customer shall not be required to indemnify CSG if such claims arise out of, relates to, or results from the gross negligence or intentional misconduct of CSG.

____________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

10. RELIANCE ON INFORMATION. CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines or information provided to CSG by Customer, which are given by such persons as have actual or apparent authority to provide such instructions, guidelines or information and shall incur no liability in doing so.

11. TERM . This Schedule I shall be effective on the date of commencement of the *** Services and continue for a period *** years.

Agreed and accepted this _____ day of _____________, 1997, by:


CSG SYSTEMS, INC. ("CSG")               21ST CENTURY CABLE TV, INC. ("Customer")

By: /s/ George F. Haddix                By:  /s/ Richard Wiegand-Moss
    ------------------------------         ------------------------------------

EXHIBIT 1-1......Basic Services

______________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT I-1

                                      ***

___________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE K

                                      ***

1.  ***.

2. DEFINITIONS RELATING TO INTELLECTUAL PROPERTY. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and operating *** and performing its other obligations pursuant to this Agreement 'CSG Intellectual Property" means trademarks, servicemarks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and operating ***.

3. DEVELOPMENT AND PRODUCTION OF ***. CSG will perform the design, development and programming services related to design and use of *** and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon *** work order in the form set forth in Exhibit K-3 attached hereto (the "Work Order") after the Effective Date set forth on the Work Order. *** will contain the CSG Intellectual Property and the Customer Intellectual Property set forth on the Work Order. Customer shall pay CSG the development fee for the Work Product set forth on the Work Order. After CSG has completed the Work Product CSG will produce and operate *** for Customer.

4. OWNERSHIP OF ***. Except with respect to Customer Intellectual Property, Customer agrees that all patents, copyrights, trade secrets and other proprietary rights in or to the Work Product shall be the sole and exclusive property of CSG, whether or not specifically recognized or perfected under applicable law. Customer shall not have or acquire any proprietary interest in the Work Product, including the actual format or layout for Customer or in CSG's billing and management information software and technology (the "CCS System"). Customer agrees that the Work Product are not works specially ordered and commissioned for use as a contribution to a collective work and are not works made for hire pursuant to U.S. Copyright Law. CSG hereby grants to Customer, and Customer accepts from CSG, a non-exclusive, non-transferable, paid up, royalty fee and perpetual right to use, reproduce, copy and display the design and format of the completed Work Product.

5. CUSTOMER'S INTELLECTUAL PROPERTY REPRESENTATIONS. Customer acknowledges that CSG may use all of Customer's Intellectual Property necessary to design, produce and operate *** and perform CSG's other rights and obligations pursuant to Schedule K of this Master Agreement CSG shall have the fight to cease use of any of Customer's Intellectual Property on *** at any time, upon notice to Customer. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property, and that CSG's use of Customer's Intellectual Property on ***. Pages will not constitute a misuse or infringement of the Customer's Intellectual Property, or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property, will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property, and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG.

6. INDEMNIFICATION RELATING TO ***. Notwithstanding anything to the contrary set forth in this Master Agreement Customer shall indemnify, defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under Section 5 of this Schedule K. and
                                                                 ----------
from any claim arising from CSG's actions on behalf of Customer in designing the Work Product producing and operating of *** or otherwise relating to this Schedule K, except for those claims arising from CSG Intellectual Property.
----------

____________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

7. TERM. The day this Schedule K is executed as set forth below shall be referred to as the "Commencement Date." This Schedule K shall continue from the Commencement Date for a period of ***.

Agreed and accepted this ______ day of ____________, 1997, by:


CSG SYSTEMS, INC., ("CSG")              21ST CENTURY CABLE TV, INC. ("Customer")

By: /s/ George F. Haddix                By: /s/ Richard Wiegand-Moss
    ----------------------------           -------------------------------------

EXHIBIT K-1....*** Description of Service  Service Bureau
EXHIBIT K-2....Word Order (sample format)

________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT K-1

                                      ***

________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT K-2

                          WORK ORDER (SAMPLE FORMAT)

THIS WORK ORDER is made as of __________________. between CSG Systems, Inc., ("CSG"), and ________________ ("Customer"), pursuant to the *** Services Agreement that CSG and Customer executed as of ________________, 1997, and of which this Work Order forms an integral part.***.


IN WITNESS WHEREOF, CSG AND CUSTOMER CAUSE THIS WORK ORDER TO BE DULY EXECUTED
                                    BELOW.

CSG SYSTEMS, INC. ("CSG")                ("Customer")

By: _______________________________      By: _______________________________

Name: _____________________________      Name: _____________________________

Title: ____________________________      Title: ____________________________

Date: _____________________________      Date: _____________________________

________________________

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.